Exhibit 10.17
2007 NON-EMPLOYEE
DIRECTOR STOCK OPTION PLAN
     1. STATEMENT OF PURPOSE. This 2007 Non-Employee Director Stock Option Plan (this “Plan”) is intended to promote the interests of AutoNation, Inc., a Delaware corporation (the “Company”), by offering non-employee members of the Board of Directors of the Company (individually, a “Non-Employee Director,” and collectively, “Non-Employee Directors”) the opportunity to participate in a stock option program designed to provide them with significant incentives to remain in the service of the Company.
     2. ELIGIBILITY. Each Non-Employee Director shall be eligible to receive grants of nonstatutory options under this Plan (individually, an “Option,” collectively, “Options”) pursuant to the provisions of Section 5 hereof.
     Except for the automatic grants of Options to be made pursuant to the provisions of Section 5 hereof, Non-Employee Directors shall not be eligible to receive any additional Option grants or stock issuances under this Plan.
     3. ADMINISTRATION.
     The Plan shall be administered by the Board of Directors of the Company (the “Board”), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company’s Certificate of Incorporation and Bylaws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted hereunder shall be final and conclusive.
     The Board may from time to time appoint a committee or subcommittee (the “Committee”) consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Subsidiary. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan as the Board shall determine, consistent with the Certificate of Incorporation and Bylaws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company’s Certificate of Incorporation and Bylaws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.
     In the event that the Plan or any Option granted hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.
     4. STOCK SUBJECT TO PLAN. The stock issuable under this Plan shall be the shares of the Company’s common stock, par value of $.01 per share (“Common Stock”). Such shares may be made available from authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company. The aggregate number of shares of Common Stock issuable under exercise of Options upon this Plan shall not exceed 2,000,000 shares, subject to adjustment from time to time in accordance with Section 11 hereof.
     5. AUTOMATIC GRANTING OF OPTIONS. Each individual who is a Non-Employee Director on the Effective Date (as defined in Section 16 hereof) (except a director not standing for re-election on such date) shall be automatically granted, on such date, an Option to purchase 20,000 shares of Common Stock. In addition, each individual who is a Non-Employee Director on the Effective Date and who was not granted an option to purchase at least 50,000 shares of Common Stock under the Company’s 1995 Amended and Restated Non-Employee Director Stock Option Plan (the “1995 Plan”) upon such individual’s prior election or appointment as a Non-Employee Director shall be automatically granted, on the Effective Date, an Option to purchase 50,000 shares of Common Stock less the number of shares of Common Stock subject to an option to purchase shares of Common Stock previously granted to such Non-Employee Director under the 1995 Plan upon such prior election or appointment as a Non-Employee Director. Commencing with the first business day of calendar year 2008 and on the first business day of each subsequent calendar year while the Plan is in effect, each individual who is at the time serving as a Non-Employee Director shall receive an additional automatic grant of an Option to purchase 20,000 shares of Common Stock. Each individual who is initially elected or appointed as a Non-Employee Director on or after the Effective Date shall be automatically granted, on the date of such initial election or appointment, an Option to purchase 50,000 shares of Common Stock. The foregoing dates are herein referred to individually as an “Automatic Grant Date” and collectively as “Automatic Grant Dates” and the Non-Employee Directors receiving Options are herein referred to individually as an “Optionee” and collectively as “Optionees.” Options granted under the Plan are not intended to be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
     In the event that an Option expires or is terminated or canceled and is unexercised as to any shares of Common Stock, the shares subject to the Option, or the portion thereof not so exercised, shall be available for subsequent automatic Option grants under this Plan.
     Should the total number of shares of Common Stock at the time available under this Plan not be sufficient for the automatic grants to be made at that particular time, the available shares shall be allocated proportionately among all the automatic grants to be made at that time.
     6. EXERCISE PRICE. The price per share payable upon exercise of an Option (“Exercise Price”) shall be the composite closing price of a share of Common Stock on the New York Stock Exchange or the principal U.S. stock exchange upon which the Company’s Common Stock is listed (the “Closing Price”) on the trading day immediately preceding the Automatic Grant Date.
     7. DURATION OF OPTIONS AND EXERCISABILITY. Subject to the provisions of Section 9 hereof, each Option shall have a term of ten years measured from the Automatic Grant Date. Each Option shall become exercisable for any or all of the shares covered by such Option immediately upon the Automatic Grant Date. The Option shall thereafter remain so exercisable until the expiration or sooner termination of the Option term.
     Notwithstanding any such provision in this Plan, no later than thirty (30) days after a Change of Control (as defined below), each Optionee shall have the right to require the Company to purchase from the Optionee any Option granted under this Plan at a purchase price equal to (i) the excess of the Closing Price (determined on the trading day preceding the day on which the Optionee provides the written notice described below or, if later, the date preceding the date of the Change of Control) over the Exercise Price, multiplied by (ii) the number of Option shares specified by such individual for purchase by the Company, in a written notice to the Company, attention of the Secretary. A “Change of Control” shall be deemed to occur if any person shall (a) acquire direct or indirect beneficial ownership of at least 50% of the issued and outstanding Common Stock of the Company, or (b) has the power (whether such power arises as a result of the ownership of capital stock, by contract or otherwise), or the ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board of Directors of the Company. As used herein, “person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder). The amount payable to each such individual by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.
     8. EXERCISE OF OPTION. An Option may be exercised (i) by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased in cash or (ii) in such other manner permitted by the Company, whether through the Company or the Company’s stock option administrator.
     At any time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees, or legal representative, as the case may be), as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition or in connection with, the issue or purchase of shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.
     At the time of the exercise of any Option the Company may require, as a condition of the exercise of such Option, the Optionee to pay the Company an amount equal to the amount of tax the Company is required to withhold to obtain a deduction for federal income tax purposes as a result of the exercise of such Option by the Optionee.
     9. TERMINATION OF BOARD MEMBERSHIP — EXERCISE THEREAFTER. Should an Optionee cease to be an outside member of the Board of Directors of the Company for any reason other than Retirement (as defined below), death or permanent and total disability, such Optionee’s Options shall expire and all rights to purchase shares pursuant thereto shall terminate thirty (30) days after the date the Optionee ceases to be an outside member of the Board of Directors of the Company.
     Should an Optionee cease to be an outside member of the Board of Directors of the Company because of Retirement, death or permanent and total disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), the Option may be exercised in full by the Optionee or, if he or she is not living, by his or her heirs, legatees, or legal representative, as the case may be, during its specified term prior to three years after the date of Retirement, death or permanent and total disability, but in no event after the expiration date of the Option. For purposes of this Plan, “Retirement” shall mean termination of Board service as a result of a Non-Employee Director’s retirement or resignation from the Board after having reached age 55 and having provided at least six (6) years of Board service to the Company.
     10. TRANSFERABILITY OF OPTIONS. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution, except that, upon approval by the Board, the Optionee may transfer an Option (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or (b) by gift: to a member of the “Family” (as defined below) of the Optionee, to or for the benefit of one or more organizations qualifying under Code Sections 501(c) (3) and 170(c) (2) (a “Charitable Organization”) or to a trust for the exclusive benefit of the Optionee, one or more members of the Optionee’s Family, one or more Charitable Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of this Plan. For this purpose, “Family” shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the Optionee.
     11. ADJUSTMENTS. The number of shares subject to this Plan and to Options granted under this Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to this Plan and to Options granted hereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis, for each share of Common Stock then subject to this Plan, whether or not at the time subject to outstanding Options, the number and kind of shares of stock or other securities or property to which the holders of shares of Common Stock will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, an equitable adjustment shall be made in the number and kind of shares of stock or other securities or property then subject to this Plan, whether or not then subject to outstanding Options. In the event of any such adjustment, the Exercise Price per share shall be proportionately adjusted.
     12. AMENDMENT OF PLAN. This Plan may from time to time be amended or discontinued by action of the Board of Directors of the Company, provided that (i) no such amendment or discontinuance shall change or impair any Options previously granted without the consent of the Optionee, and (ii) any amendment which would (A) materially increase the benefits accruing to the participants under this Plan, (B) materially increase the number of securities which may be issued under this Plan, and/or (C) materially modify the requirements as to the eligibility for participation in this Plan shall require the approval of the stockholders of the Company, unless such approval is not required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any other applicable law.
     13. CASH PROCEEDS. Any cash proceeds received by the Company from the sale of shares pursuant to the Options granted under this Plan shall be used for general corporate purposes.
     14. NO IMPAIRMENT OF RIGHTS. Nothing in this Plan or any automatic grant made pursuant to this Plan shall be construed or interpreted so as to affect adversely or otherwise impair the Company’s right to remove any Optionee from service on the Board of Directors of the Company at any time in accordance with the Company’s Bylaws or any provisions of applicable law.
     15. COMPLIANCE WITH RULE 16b-3. This Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the 1934 Act, regardless of whether such conditions are set forth in this Plan.
     16. EFFECTIVE DATE. This Plan shall take effect on the date it is approved by the stockholders of the Company (the “Effective Date”) and shall expire on the 10th anniversary of the date of such approval; provided that the expiration of the Plan shall not affect Options outstanding on the date of such expiration, which Options shall continue to remain outstanding in accordance with their terms.

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